Exhibit 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of JLG Industries, Inc. (the "Company") on Form 10-K for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
H. Woodward, Jr., Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                            /s/ James H. Woodward, Jr.
                                            --------------------------------
                                            James H. Woodward, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer

                                            October 6, 2003

      The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document. This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except, to the extent this Exhibit
32.2 is specifically incorporated by reference in any such filing.

      A signed original of this written statement required by Section 906 has been provided to JLG Industries, Inc. and will be retained by JLG Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.